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EXHIBIT


KPMG


787 West Nationwide Boulevard                             Telephone 614-249-2900
Suite 800                                                 Fax 614-248-2348
Columbus, OH 49215-2858



January 11, 2002


Cindy May
Chair of the Audit Committee
Bigmar, Inc.
c/o Graminax
95 Midland Road
Baginaw, MI 48603


Dear Ms. May:

This is to inform you that, effective today, January 11, 2002, we are resigning as auditors for Bigmar, Inc.


Very truly yours,



/s/ Harold L. Zeidman
Harold L. Zeidman
Partner